WRL FINANCIAL FREEDOM BUILDER(R)

                     SUPPLEMENT DATED NOVEMBER 15, 1999 TO
                        PROSPECTUS DATED MAY 1, 1999 AS
                           SUPPLEMENTED JUNE 30, 1999


THE FOLLOWING INFORMATION IS ADDED AFTER THE SECOND FULL PARAGRAPH ON PAGE 53 OF THE PROSPECTUS AT THE END OF THE SECTION ENTITLED "FEDERAL INCOME TAX CONSIDERATIONS."

SPECIAL RULES FOR 403(b) ARRANGEMENTS

         If this Policy is purchased by public school systems and certain tax-exempt organizations for their employees, then the federal, state and estate tax consequences could differ from those stated in the prospectus. A competent tax advisor should be consulted in connection with such purchase.

         Certain restrictions apply. The Policy must be purchased in connection with a tax-sheltered annuity described in section 403(b) of the Code. Premiums, distributions, and other transactions in connection with the Policy must be administered in coordination with the Section 403(b) annuity.

         The amount of life insurance that may be purchased on behalf of a participant in a 403(b) plan is limited. The current cost of insurance for the net amount at risk is treated under the Code as a "current fringe benefit" and must be included annually in the plan participant's gross income. This cost (generally referred to as the "P.S. 58" cost) is reported to the participant annually.

         If the plan participant dies while covered by the 403(b) plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the cash value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy.

         Policies owned under these types of plans may be subject to the Employee Retirement Income Security Act of 1974 ("ERISA"), which may impose additional requirements on Policy loans and other Policy provisions. Plan loan requirements and provisions may differ from the Policy loan provisions stated in the prospectus. You should consult a qualified advisor regarding ERISA.


WRL00200-11/99